MEMC Electronic Materials, Inc.

                           1995 EQUITY INCENTIVE PLAN

                    as Amended and Restated on August 3, 2000

     1. Purpose. The purpose of the MEMC Electronic Materials, Inc. 1995 Equity Incentive Plan as amended and restated herein (the "Plan") is to provide an additional incentive to officers, other eligible key employees and directors of MEMC Electronic Materials, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) upon whom responsibilities for the successful operation, administration and management of the Company rest and whose present or potential contributions are important to the continued success of the Company, and to enable the Company to attract and retain in its employ and as directors highly qualified persons for the successful conduct of its business. It is intended that this purpose will be effected through the granting of incentive and nonqualified Stock Options, Restricted Stock Awards, or Performance Share Awards, as provided herein (as each term is hereinafter defined and collectively defined as the "Awards").

     2. Definitions. For purposes of the Plan, the following terms shall be defined as follows:

          "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          "Award" means an award to an Eligible Employee (as hereinafter defined) in the form of Stock Options, Restricted Stock Awards, or Performance Share Awards.

          "Award Agreement" means an agreement granting an Award and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.

          "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

          "Board" means the Board of Directors of the Company.

          A "Change in Control" of the Company shall be deemed to have occurred when (A) any Person (other than (x) the Company, any Subsidiary of the Company, or any Parent of the Company including VEBA AG, Huls Corporation and any of their Affiliates or (y) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan, alone or together with its Affiliates and Associates) shall become the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company's then outstanding voting securities (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than the Person on whose behalf the offer is being made) (an "Acquiring Person")), or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Continuing Directors"), cease for any reason to constitute a majority of the Board. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if VEBA AG and any of its Affiliates are the Beneficial Owners of fifty percent (50%) or more of the Combined Voting Power of the Company's then outstanding voting securities and designees of VEBA AG and its Affiliates constitute a majority of the Board.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Combined Voting Power" means the combined voting power of the Company's then outstanding voting securities.

          "Committee" means the Compensation Committee appointed by the Board pursuant to Section 3(a) hereof to administer the Plan.

          "Common Stock" means the Voting Common Stock, par value $.01 per share, of the Company.

          "Disability" means, with respect to any Participant, that, as a result of incapacity due to physical or mental illness, such Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6) months in the aggregate during any twelve (12) month period.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or such national securities exchange as may be designated by the Board or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

          "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

          "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

          "Parent" means any corporation which is a "parent corporation" within the meaning of Section 424(e) of the Code with respect to the Company.

          "Participant" means an Eligible Employee to whom an Award has been granted under the Plan.

          "Performance Share Award" means a conditional Award of shares of Common Stock granted to an Eligible Employee pursuant to Section 9 hereof.

          "Person"  means any  person,  entity or "group"  within the meaning of
     Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

          "Restricted Stock Award" means an Award of shares of Common Stock granted to an Eligible Employee pursuant to Section 8 hereof.

          "Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement, but shall not include the termination of the directorship of a nonemployee director.

          "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Employee pursuant to Section 7 hereof.

          "Subsidiary" means any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.

          "Ten Percent Shareholder" means an Eligible Employee who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code,) stock possessing more than ten percent (10%) of the total Combined Voting Power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          "Window Period" means the ten (10) business day period in each fiscal quarter of the Company commencing on the third (3rd) business day following the release for publication of the Company's quarterly or annual sales and earnings for the next preceding fiscal quarter or year, as the case may be, and ending on the twelfth (12th) business day following such date of release.

     3. Administration of the Plan.

          (a) The Plan shall be administered by the Committee, which shall be comprised of no fewer than two members of the Board who shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. All determinations of the Committee at a meeting shall be made by a majority of the members in attendance. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be indemnified by the Company to the fullest extent permitted by the certificate of incorporation or by-laws of the Company or applicable Delaware law with respect to any such action, determination or interpretation.

          (b) Within the limitations described herein, the Committee shall administer the Plan, select the Eligible Employees to whom Awards will be granted, determine the number and type of Awards to be granted to each such Eligible Employee, determine the terms and conditions applicable to each Award (which need not be identical), make any amendment or modification to any Award Agreement consistent with the terms of the Plan, and interpret, construe and implement the provisions of the Plan. The Committee shall have the authority to adopt rules and regulations for administering the Plan which shall not be inconsistent with the terms of the Plan. Decisions of the Committee shall be binding on the Company, on all Eligible Employees and Participants and all other persons having any interest in the Plan. The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, which shall be evidenced by an Award Agreement.

          (c) The Committee shall have the authority to adopt such rules and regulations and to add such terms, conditions and sub-schemes to the Plan as it deems necessary or desirable to permit or facilitate the granting of Awards under the Plan to, or obtain favorable tax treatment for, Eligible Employees resident for tax purposes in jurisdictions outside the United States; provided, however, that any such rule, regulation, term, condition or sub-scheme shall not be inconsistent with the terms of the Plan.

     (d) Any act that the Committee is authorized to perform hereunder may instead be performed by the Board at its discretion, and to the extent that the Board so acts, references in the Plan to the Committee shall refer to the Board as applicable. In addition, the Committee in its discretion may delegate its authority to grant Awards pursuant to Section 3(b) to an officer or committee of officers, subject to specific limits and guidelines established by the Committee at the time of such delegation. In addition, the Committee in its discretion may delegate its authority to an officer or committee of officers to amend Award Agreements for purposes of delaying the start of the period during which a Participant may exercise his or her Stock Options following termination of employment if the Participant is in possession of material nonpublic information regarding the Company at the time of his or her termination of employment.

     4. Duration of Plan. The Plan shall remain in effect until terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award Agreement entered into in connection with the grant thereof. Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as hereinafter defined).

     5.  Shares of Stock  Subject  to the Plan.  Subject  to the  provisions  of
Section 13(b) (relating to adjustment for changes in capital stock) there are reserved for issuance under the Plan an aggregate of 7,197,045 shares of Common Stock, less the number of shares that may be reserved for issuance under the Company's Retirement Savings Plan or under any broad-based employee stock purchase plan (the "Plan Maximum"). Such shares may be authorized but unissued or treasury shares.

     Stock underlying outstanding Stock Options, Restricted Stock Awards, or Performance Share Awards will reduce the Plan Maximum while such Stock Options, Restricted Stock Awards, or Performance Share Awards are outstanding. Shares underlying expired, canceled or forfeited Stock Options, Restricted Stock Awards, or Performance Share Awards shall be added back to the Plan Maximum. When the exercise price of Stock Options is paid by delivery of shares of Common Stock of the Company, or if the Committee approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Committee approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to a Stock Option, or if a Performance Share Award is paid in cash, the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted Stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of Restricted Stock shall be added back to the Plan Maximum if such Restricted Stock is forfeited or is returned to the Company as part of a restructuring of benefits granted pursuant to the Plan.

     6. Maximum Number of Shares per Eligible Employee. To satisfy the requirements under Section 162(m) of the Code, no Eligible Employee whose Performance Award the Committee reasonably believes will be subject to Section 162(m) of the Code shall receive a grant of Awards with respect to more than 325,000 shares of Common Stock in any Plan year.

     7. Eligible Employees. Awards may be granted by the Committee to individuals ("Eligible Employees") who are either directors or salaried employees of the Company or a Subsidiary with potential to contribute to the future success of the Company or its Subsidiaries. Awards shall not be affected by any change of duties or positions so long as the holder continues to be an employee or director of the Company or of a Subsidiary.

     8. Stock Options. Stock Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement. Stock Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.

          (b) Terms of Stock Options Generally. Subject to the terms of the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.

          (c) Exercise Price. The Exercise Price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement.

          (d) Option Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement; provided, however, that a Stock Option shall not be exercisable after the expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

          (e) Exercisability. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria. The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.

          (f) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price either by cash, certified or bank check, note or other instrument acceptable to the Committee. Except as set forth in Section 8(i) hereof, as determined by the Committee in its sole discretion, payment of the exercise price may also be made in full or in part in shares of Common Stock with a Fair Market Value (determined as of the date of exercise of such Stock Option and, where such shares are withheld (as described below), net of the applicable exercise price) at least equal to such full or partial payment. Common Stock used to pay the exercise price may be shares that are already owned by the Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option. In its discretion, the Committee may also permit any Participant to exercise an Option through a "cashless exercise" procedure involving a broker or dealer approved by the Committee, provided that the Participant has delivered an irrevocable notice of exercise (the "Notice") to the broker or dealer and such broker or dealer agrees: (A) to sell immediately the number of shares of Common Stock specified in the Notice to be acquired upon exercise of the Option in the ordinary course of its business, (B) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (C) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (B) of this sentence, less applicable commissions and fees; provided, however, that the Committee may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T under the Exchange Act. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee. If requested by the Committee, the Participant shall deliver the Award Agreement evidencing an exercised Stock Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Participant exercising the Option. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of a Stock Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

          (g) Rights as Shareholder. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant and, subject to Sections 13(b) and 13(c), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

          (h) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options. No Incentive Stock Option shall be granted to any person who is not an employee at the time of grant.

          (i) Payment  Alternatives  for Section 16 Persons.  Persons subject to
     Section 16 of the Exchange Act shall have the unfettered right (but not the obligation) to pay the exercise price in full or in part in shares of Common Stock with a Fair Market Value (determined as of the date of exercise of such Stock Option and, where such shares are withheld (as described below), net of the applicable exercise price) at least equal to such full or partial payment. Common Stock used to pay the exercise price may be shares that are already owned by the Participant who is subject to
     Section 16 of the Exchange Act, or such Participant shall have the right but not the obligation to direct the Company to withhold shares of Common Stock that would otherwise have been received by such Participant upon exercise of the Stock Option. It is the intent of this provision that the transactions described in this subsection qualify for the exemption from short-swing profit liability under Section 16 of the Exchange Act pursuant to the "disposition to the issuer" exemption set forth at Rule 16b-3(e) promulgated under Section 16 of the Exchange Act.

     9. Restricted Stock Awards. Restricted Stock Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement. Restricted Stock Awards shall be evidenced by an Award Agreement in such form and containing such restrictions, terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and provisions requiring that a Participant forfeit such shares upon a termination of employment or directorship for specified reasons within a specified period of time.

          (b) Terms of Restricted Stock Awards Generally. Restricted Stock Awards may be granted under the Plan in such form as the Committee may from time to time approve. Restricted Stock Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Restricted Stock Award granted to a Participant, and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant. Each Participant receiving a Restricted Stock Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

          (c) Restriction Period. Restricted Stock Awards shall provide that, in order for a Participant to vest in such Awards, such Participant must remain in the employment or directorship of the Company or its Subsidiaries, subject to such exceptions as the Committee may determine in its sole discretion for specified reasons for a period commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award and set forth in the Award Agreement (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of shares of Common Stock received under a Restricted Stock Award. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period), the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.

          (d) Rights as Shareholder. Except as otherwise provided by the Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Award, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     10. Performance Share Awards. Performance Share Awards granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

          (a) Award Agreement. Performance Share Awards shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan. Each Award Agreement shall set forth the number of shares of Common Stock to be received by a Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Committee deems appropriate.

          (b) Terms of Performance Share Awards Generally. Performance Share Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Share Awards may be granted for no consideration or such consideration as the Committee deems appropriate. Performance Share Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of Common Stock subject to each Performance Share Award granted to a Participant.

          (c) Performance Goals. Performance Share Awards shall provide that, in order for a Participant to be entitled to receive shares of Common Stock under such Award, the Company and/or the Participant must achieve certain specified performance goals ("Performance Goals") over a designated performance  period  ("Performance  Period").  The  Performance  Goals  and
     Performance Period shall be established by the Committee in its sole discretion. The Committee shall establish the Performance Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period. In setting Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance, in such manner as it deems appropriate. Prior to the end of a Performance Period, with respect to any Participant the deductibility of whose Performance Award will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division. With respect to any Participant, the deductibility of whose Performance Award may, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code. The extent to which a Participant is entitled to payment of a Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the Committee's determination of whether the Performance Goals established by the Committee in the granting of such Performance Share Award have been met.

          (d) Payment of Awards. Payment in settlement of a Performance Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.

          (e) Rights as Shareholder. Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Sections 13(b) and 13(c), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

     11. Termination of Employment.

          (a) Disability or Retirement. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment with the Company and its Subsidiaries terminates by reason of Retirement or if a Participant's employment (or, with respect to a nonemployee director, his directorship) terminates by reason of Disability, (i) any Stock Option held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the "Exercise Period") of one (1) year from the date of such Disability or Retirement or until the expiration of the stated term of the Stock Option, whichever period is shorter, and to the extent not exercisable on the date of termination, such Stock Option shall be forfeited; provided, however, that if a Participant terminates employment by reason of Retirement and such Participant holds an Incentive Stock Option, the Exercise Period shall not exceed the shorter of three (3) months from the date of Retirement and the remainder of the stated term of such Incentive Stock Option; provided further, however, that if the Participant dies during the Exercise Period, any unexercised Stock Option held by such Participant may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative or beneficiary of the Participant, for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter (or, in the case of an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of the applicable Restriction Period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award), the number of shares of Common Stock subject to such Award which have not been earned as of the date of Disability or Retirement shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 11(a) with respect to an Incentive Stock Option the Committee may consider the provisions of Section 422 of the Code.

          (b) Death. Except as may otherwise be provided by the Committee in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment or directorship with the Company and its Subsidiaries terminates by reason of death, (i) any Stock Option held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of death, by the legal representative or beneficiary of the Participant, for a period of one (1) year from the date of the Participant's death or until the expiration of the stated term of such Stock Option, whichever period is shorter, and to the extent not exercisable on the date of death, such Stock Option shall be forfeited and
     (ii) if such termination is prior to the end of the applicable Restriction Period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award), the number of shares of Common Stock subject to such Award which have not been earned as of the date of death shall be forfeited.

          (c) Other Terminations. Unless the Committee determines otherwise in its sole discretion at the time of grant or subsequent thereto, if a Participant's employment or directorship with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement, (i) any Stock Option held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty (60) days from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter, and to the extent not exercisable on the date of termination, such Stock Option shall be forfeited, and (ii) if such termination is prior to the end of the applicable Restriction Period (with respect to a Restricted Stock Award) or Performance Period (with respect to a Performance Share Award), the number of shares of Common Stock subject to such Award which have not been earned as of the date of such termination shall be forfeited. In determining whether to exercise its discretion under the first sentence of this Section 10(c) with respect to an Incentive Stock Option, the Committee may consider the provisions of Section 422 of the Code.

     12. Non-transferability of Awards. No Awards under the Plan or any rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or the laws of descent and distribution; provided, however, that with respect to any Award that is not an Incentive Stock Option, the foregoing restrictions shall not apply to the extent determined by the Committee in its sole discretion at the time of grant and set forth in the applicable Award Agreement; provided further, however, that if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. During the lifetime of a Participant, Stock Options shall be exercisable only by, and payments in settlement of Awards shall be payable only to, the Participant.

     13. Recapitalization or Reorganization.

          (a) The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Notwithstanding any provision of the Plan or any Award Agreement, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to (a) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (b) the aggregate number of shares of Common Stock which are subject to Awards hereunder without the approval of the Board pursuant to Section 5 hereof, (c) the number of shares of Common Stock covered by each outstanding Award, and (d) the exercise or Award prices in respect thereof and (ii) the Committee may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          (c) Upon the occurrence of a merger of, or consolidation involving, the Company in which the Common Stock is converted into securities of another corporation or into cash, or any other transaction that results in the Common Stock no longer being publicly traded, at the sole discretion of the Committee, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of an Award granted under the Plan or by a resolution adopted prior to the occurrence of such event that upon such event, such Award shall be assumed by the successor corporation, or a Parent or Subsidiary thereof, or shall be substituted for by a similar Award, covering the stock of the successor corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise or Award prices.

     14. Change in Control. In the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, (i) all Stock Options then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the date of the Change in Control and (iii) all Performance Share Awards shall be deemed to have been fully earned as of the date of the Change in Control.

     15. Amendment of the Plan. The Board may at any time and from time to time terminate, modify, or amend the Plan in any respect, except that no termination, modification or amendment shall be effective without shareholder approval if such approval is required to comply with any law, regulation or stock exchange rule. No termination or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such Awards.

     16. Miscellaneous.

          (a) Tax Withholding. (i) The Company and its Subsidiaries shall have the right to deduct from any cash payment made under the Plan any federal, state or local taxes of any kind required to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares of Common Stock pursuant to any Award under the Plan that the recipient of such Award pay to the Company such amount as may be required by the Company for the purpose of satisfying any liability for any such withholding taxes. Any Award granted under the Plan may require the Company, or permit the recipient of such Award to elect, in accordance with any applicable rules established by the Committee, to withhold or to pay all or a part of the amount of such withholding taxes in shares of Common Stock, provided, however, that regardless of whether set forth in the Award Agreement, any person subject to Section 16 of the Exchange Act shall have the unfettered right but not the obligation to direct and compel the Company to withhold, or to accept from such person, such number of shares of Common Stock valued at the Fair Market Value on the date of such payment as is necessary to pay, in whole or in part, such person's withholding tax obligation. Except for elections made by persons subject to Section 16 of the Exchange Act, elections by all other Participants may be denied by the Committee in its sole discretion, or may be made subject to certain conditions specified by the Committee. Neither the Board of Directors nor the Committee shall have any discretion with respect to the elections by persons subject to Section 16 of the Exchange Act in order that such transactions shall qualify for the exemption from short-swing profit liability pursuant to the "disposition to the issuer" exemption set forth at Rule 16b-3(e) promulgated under Section 16 of the Exchange Act.

               (ii) The applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two
          (2)-year period commencing on the day after the date of the grant or within the one (1)-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (b) Loans. On such terms and conditions as shall be approved by the Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock Options granted hereunder, and the Committee may also separately lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.

          (c) No Right to Grants or Employment. No Eligible Employee or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

          (d) Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

          (e) Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.

          (f) Securities Law Restrictions. The Committee may require each Eligible Employee purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Employee is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange or any other stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (g) Compliance with Rule 16b-3. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any Award under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

          (h) Deductibility Under Code Section 162(m). Awards granted under the Plan to Eligible Employees which the Committee reasonably believes may be subject to Section 162(m) of the Code shall not be exercisable, and payment under the Plan in connection with such an Award shall not be made, unless and until the Committee has determined in its sole discretion that such exercise or payment would no longer be subject to Section 162(m) of the Code.

          (i) Award Agreement. Each Eligible Employee receiving an Award under the Plan shall enter into an Award Agreement in a form specified by the Committee agreeing to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine. In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

          (j) Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

          (k) Governing Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

          (l) Effective Date. The Plan as amended and restated herein shall be effective on August 3, 2000 (the "Effective Date").